UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

Robbins & Myers, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-13651	31-0424220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10586 Highway 75 North, Willis, TX	77378
(Address of principal executive offices)	(Zip code)

936-890-1064

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 20, 2013, Robbins & Myers, Inc., an Ohio corporation (“R&M”), became a wholly-owned subsidiary of National Oilwell Varco, Inc., a Delaware corporation (“NOV”), as a result of the merger of Raven Process Corp, an Ohio corporation and wholly-owned subsidiary of NOV (“Merger Sub”), with and into R&M (the “Merger”). R&M is the surviving corporation in the Merger. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of August 8, 2012, among NOV, Merger Sub, and R&M (the “Merger Agreement”), which was adopted by the shareholders of R&M at a special meeting held on December 27, 2012. The Merger became effective upon the filing of a Certificate of Merger with the Ohio Secretary of State on February 20, 2013 (the “Effective Time”). The events described in this 8-K took place in connection with the consummation of the Merger.

Item 1.02	Termination of a Material Definitive Agreement.

Effective February 20, 2013, R&M terminated the Credit Agreement, dated March 31, 2011, among R&M, the subsidiary borrowers party thereto, the lenders party thereto, and JPMorgan Chase, N.A., as administrative agent (the “Credit Agreement”). While there was no outstanding balance owing under the Credit Agreement, R&M had approximately $19 million in standby letters of credit issued thereunder, the reimbursement obligation for which was assumed by NOV. No early termination or prepayment penalties or other fees were payable in connection with the termination of the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In the Merger, each Common Share of R&M issued and outstanding immediately prior to the Effective Time was converted into the right to receive $60.00 in cash; each outstanding option to purchase R&M Common Shares was cancelled in exchange for a payment equal to $60.00 per share less the exercise price of the option; and all restricted share units and other equity-based awards previously issued by R&M vested and were paid in full. The aggregate consideration payable by NOV in connection with the conversion and cancellation of the issued and outstanding Common Shares, options, and other equity-based awards of R&M was approximately $2.56 billion.

The foregoing description of the Merger and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 1.1 to R&M’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2012 and which is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 20, 2013, R&M notified the New York Stock Exchange (the “NYSE”) that the Merger had been consummated and requested that the NYSE file with the SEC a notification of removal from listing on Form 25 to report that the Common Shares of R&M are no longer listed on the NYSE. Additionally, R&M intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934 (the “Exchange Act”) suspending its reporting obligations under Sections 12(g) and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

As set forth under Item 2.01 above, as of the Effective Time, all outstanding Common Shares of R&M, options to acquire Common Shares of R&M, and other equity-based awards of R&M were cancelled and converted into the right to receive the respective consideration specified in the Merger Agreement. All holders of R&M Common Shares, options, and other equity-based awards ceased to have any rights with respect thereto other than the right to receive such consideration.

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of R&M occurred, and R&M became a wholly-owned subsidiary of NOV. The information set forth in Item 2.01 above is incorporated herein by reference.

As provided in the Merger Agreement, effective at the Effective Time, each director of R&M resigned as a director of R&M and each executive officer of R&M resigned as an officer of R&M.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time and as provided in the Merger Agreement, the Amended Articles of Incorporation of R&M were amended in their entirety to be identical to the articles of incorporation of Merger Sub, except that the name of the corporation was changed to Robbins & Myers, Inc.

At the Effective Time and as provided in the Merger Agreement, the code of regulations of Merger Sub became the Code of Regulations of R&M, except that, as required by Section 5.10(b) of the Merger Agreement, the Code of Regulations was amended to contain provisions no less favorable with respect to the exculpation, indemnification and advancement of expenses of directors, officers and employees of R&M and its subsidiaries at or prior to the Effective Time than were provided to such individuals on the date of the Merger Agreement.

The foregoing description of the new Amended Articles of Incorporation and the Amended and Restated Code of Regulations does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full texts of the Amended Articles of Incorporation and the Amended and Restated Code of Regulations, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 8.01	Other Events.

NOV and R&M issued a joint press release on February 20, 2013 announcing the closing of the Merger. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 8, 2012, by and among National Oilwell Varco, Inc., Raven Process Corp., and Robbins & Myers, Inc., was filed as Exhibit 1.1 to Robbins & Myers, Inc.’s Current Report on Form 8-K filed on August 9, 2012 and is incorporated herein by reference.

3.1	Amended Articles of Incorporation of Robbins & Myers, Inc.

3.2	Amended and Restated Code of Regulations of Robbins & Myers, Inc.

99.1	Joint Press Release of National Oilwell Varco, Inc. and Robbins & Myers, Inc. issued February 20, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROBBINS & MYERS, INC.

Date: February 20, 2013	By	/s/ DWIGHT W. RETTIG
Dwight W. Rettig,
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 8, 2012, by and among National Oilwell Varco, Inc., Raven Process Corp., and Robbins & Myers, Inc., was filed as Exhibit 1.1 to Robbins & Myers, Inc.’s Current Report on Form 8-K filed on August 9, 2012 and is incorporated herein by reference.

3.1	Amended Articles of Incorporation of Robbins & Myers, Inc.

3.2	Amended and Restated Code of Regulations of Robbins & Myers, Inc.

99.1	Joint Press Release of National Oilwell Varco, Inc. and Robbins & Myers, Inc. issued February 20, 2013.

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